FINANCIAL INSTRUMENTS & RISK MANAGEMENT	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS & RISK MANAGEMENT	FINANCIAL INSTRUMENTS & RISK MANAGEMENT
Risk Management Overview
Pembina has exposure to counterparty credit risk, liquidity risk, and market risk. Pembina recognizes that effective management of these risks is a critical success factor in managing organization and shareholder value.
Risk management strategies, policies, and limits ensure risks and exposures are aligned to Pembina's business strategy and risk tolerance. Pembina's Board of Directors is responsible for providing risk management oversight and oversees how management monitors compliance with the organization's risk management policies and procedures. In addition, the Board of Directors reviews the adequacy of this risk framework in relation to the risks faced by Pembina. Internal audit personnel assist the Board of Directors in its oversight role by monitoring and evaluating the effectiveness of the organization's risk management system.
Counterparty Credit Risk
Counterparty credit risk represents the financial loss Pembina may experience if a counterparty to a financial instrument or commercial agreement failed to meet its contractual obligations in accordance with the respective terms and conditions of the arrangement. Counterparty credit risk arises primarily from Pembina's cash and cash equivalents, trade receivables and other, finance lease receivables, and derivative financial instruments. The carrying amounts of these financial assets represents the maximum counterparty credit exposure, without taking into account security held.
Pembina manages counterparty credit risk through established credit management techniques. These techniques include conducting comprehensive financial and other assessments for new high exposure counterparties, regular reviews of existing counterparties to monitor a counterparty's creditworthiness, setting exposure limits, monitoring exposures against these limits, entering into master netting arrangements, and obtaining financial assurances where warranted. Pembina utilizes various sources of financial, credit and business information in assessing the creditworthiness of a counterparty. This information includes external credit ratings, where available, and in other cases, detailed financial statement analysis in order to generate an internal credit rating based on quantitative and qualitative factors. The Board of Directors has approved a counterparty exposure limit matrix which establishes the maximum exposure that can be approved for a counterparty based on debt rating. Pembina continues to closely monitor and reassess the creditworthiness of its counterparties, which has resulted in Pembina reducing or mitigating its exposure to certain counterparties where it was deemed warranted and permitted under contractual terms.
Financial assurances from counterparties may include guarantees, letters of credit, and cash. At December 31, 2023, letters of credit totaling $124 million (2022: $168 million) were held primarily in respect of customer trade receivables.
Pembina typically has collected its trade receivables in full and at December 31, 2023, 98 percent were current (2022: 98 percent). Management defines current as outstanding accounts receivable under 30 days past due. Pembina has a general lien, a continuing and first priority security interest in, and a secured charge on all of the shipper's petroleum products in its custody.
At December 31, the aging of past due trade and other receivables was as follows:

($ millions)	2023	2022
31-60 days past due	2	3
Greater than 61 days past due	3	—
	5	3
Pembina uses a loss allowance matrix to measure lifetime expected credit losses at initial recognition and throughout the life of the receivable. The loss allowance matrix is determined based on Pembina's historical default rates over the expected life of trade receivables, adjusted for forward-looking estimates. Management believes the unimpaired amounts that are past due by greater than 30 days are fully collectible based on historical default rates of customers and management's assessment of counterparty credit risk through established credit management techniques as discussed above.
Expected credit losses on lease receivables are determined using a probability-weighted estimate of credit losses, measured as the present value of all expected cash shortfalls, discounted at the interest rates implicit in the leases, using reasonable and supportable information about past events, current conditions, and forecasts of future economic conditions. Pembina considers the risk of default relating to lease receivables low based on Pembina's assessment of individual counterparty credit risk through established credit management techniques as discussed above.
Pembina monitors and manages its concentration of counterparty credit risk on an ongoing basis. Pembina believes these measures minimize its counterparty credit risk, but there is no certainty that they will protect it against all material losses. As part of its ongoing operations, Pembina must balance its market and counterparty credit risks when making business decisions.
Liquidity Risk
Liquidity risk is the risk Pembina will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding Balances Due by Period
As at December 31, 2023	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ millions)
Trade payables and other	1,136	1,136	1,136	—	—	—
Loans and borrowings	9,903	15,027	1,010	2,443	2,238	9,336
Subordinated hybrid notes	596	804	29	57	58	660
Income tax payable	18	18	18	—	—	—
Derivative financial liabilities	40	40	26	1	—	13
Lease liabilities	644	857	102	181	152	422
Pembina manages its liquidity risk by forecasting cash flows over a 12-month rolling time period to identify financing requirements. These financing requirements are then addressed through a combination of credit facilities and through access to capital markets, if required.
Market Risk
Pembina's results are subject to movements in commodity prices, foreign exchange, and interest rates. A formal Risk Management Program, which includes policies and procedures, has been designed to mitigate these risks.
a.    Commodity Price Risk
Certain of the transportation contracts or tolling arrangements with respect to Pembina's pipeline assets do not include take-or-pay commitments from crude oil and gas producers. As a result, Pembina is exposed to throughput risk with respect to those assets. A decrease in volumes transported can directly and adversely affect Pembina's revenues and earnings. The demand for, and utilization of, Pembina's pipeline assets may be impacted by factors such as changing market fundamentals, capacity bottlenecks, operational incidents, regulatory restrictions, system maintenance, weather, and increased competition. Market fundamentals, such as commodity prices and price differentials, natural gas and gasoline consumption, alternative energy sources and global market access outside of Pembina's control can impact both the supply of and demand for the commodities transported on Pembina's pipelines.
Pembina's Marketing business includes activities related to product storage, terminalling, and hub services. These activities expose Pembina to certain risks relating to fluctuations in commodity prices and, as a result, Pembina may experience volatility in revenue and net realizable value assessments of the related stored product inventory. Primarily, Pembina enters into contracts to purchase and sell crude oil, condensate, NGL, power and natural gas at floating market prices. As a result, the prices of products that are marketed by Pembina are subject to volatility due to factors such as seasonal demand changes, extreme weather conditions, market inventory levels, general economic conditions, changes in global markets and other factors. Pembina manages its risk exposure by balancing purchases and sales to secure less volatile margins. Notwithstanding Pembina's management of price and quality risk, marketing margins for commodities can vary and have varied significantly from period to period in the past. This variability could have an adverse effect on the results of Pembina's Marketing business and its overall results of operations. To mitigate this inherent variability in its Marketing business, Pembina has invested, and will continue to invest, in assets that have a fee-based revenue component.
Pembina is also exposed to potential price declines and decreasing frac spreads between the time Pembina purchases NGL feedstock and sells NGL products. Frac spread is the difference between the sale prices of NGL products and the cost of NGL sourced from natural gas and acquired at prices related to natural gas prices. Frac spreads can change significantly from period to period depending on the relationship between NGL and natural gas prices (the "frac spread ratio"), absolute commodity prices, and changes in the Canadian to U.S. dollar exchange rate. In addition to the frac spread ratio changes, there is also a differential between NGL product prices and crude oil prices, which can change margins realized for those products. These exposures could result in variability of cash flow generated by the Marketing business, which could affect the cash dividends that Pembina is able to distribute.
Pembina utilizes financial derivative instruments as part of its overall risk management strategy to assist in managing the exposure to commodity price, interest rate, cost of power, and foreign exchange risk. As an example of commodity price mitigation, Pembina actively fixes a portion of its exposure to frac spread margins through the use of derivative financial instruments. Pembina has also entered into power purchase agreements to secure cost-competitive renewable energy, fix the price for a portion of the power Pembina consumes, and reduce its emissions. Pembina's Marketing business is exposed to variability in quality, time and location differentials for various products, and financial instruments may be used to offset Pembina's exposures to these differentials.
The following table shows the impact on earnings if the underlying forward commodity prices of the derivative financial instruments increased or decreased by 15 percent, with other variables held constant.

As at December 31, 2023	15 Percent	15 Percent
($ millions)	Price Increase	Price Decrease
Crude oil(1)	(38)	38
Natural gas	5	(5)
NGL(2)	(21)	21
(1)    Includes condensate.
(2)    Includes propane and butane.
b.    Foreign Exchange Risk
Certain of Pembina's cash flows, namely a portion of its commodity-related cash flows, certain cash flows from U.S.-based infrastructure assets and distributions from U.S.-based investments in equity accounted investees, are subject to currency risk, arising from the denomination of specific cash flows in U.S. dollars. Additionally, a portion of Pembina's capital expenditures and contributions or loans to Pembina's U.S.-based investments in equity accounted investees, may be denominated in U.S. dollars. Furthermore, the value of the investment in U.S. dollar denominated subsidiaries will fluctuate with changes in exchange rates when translated into Pembina's functional currency.
Pembina monitors, assesses and responds to these foreign currency risks using an active risk management program, which may include the issuance of U.S. dollar debt, and exchange of foreign currency for domestic currency at a fixed rate.
The following table shows the impact on earnings(1) if the underlying foreign exchange risk rate of the derivative financial instruments increased or decreased by $0.10, with other variables held constant.

As at December 31, 2023	$0.10	$0.10
($ millions)	Rate Increase	Rate Decrease
U.S. to Canadian dollars	(17)	17
(1)    Based on the U.S. to Canadian dollar exchange rate.
c.    Interest Rate Risk
Interest bearing financial liabilities include Pembina's debt and lease liabilities. Pembina has floating interest rate debt in the form of its Credit Facilities, which subjects Pembina to interest rate risk. Pembina monitors and assesses variable interest rate risk and responds to this risk by issuing long-term debt with fixed interest rates or by entering into interest rate swaps.
Pembina's U.S. drawings on its Credit Facilities and Pembina's interest rate swaps have variable rate components that reference the USD secured overnight financing rate ("SOFR").
Pembina's Canadian dollar drawings on its Credit Facilities have variable rate components that reference the Canadian Dollar Offered Rate ("CDOR"). CDOR rates will cease to be published at the end of June 2024. CDOR is expected to be replaced by the Canadian Overnight Repo Rate Average. Pembina will continue to monitor developments and the potential impact on the business.
At the reporting date, the interest rate profile of Pembina's interest-bearing financial instruments was:

As at December 31
($ millions)	2023	2022
Carrying amounts of financial liability
Fixed rate instruments(1)	10,365	10,507
Variable rate instruments(2)	778	771
	11,143	11,278
(1)    Includes lease liabilities and subordinated hybrid notes.
(2)    Includes financial derivative contracts designated as cash flow hedging instruments, fixing the interest rates on U.S. $250 million of variable rate debt as at December 31, 2023 (2022: U.S. $250 million).
Cash Flow Sensitivity Analysis for Variable Rate Instruments
The following table shows the impact on earnings if interest rates at the reporting date would have increased or decreased by 100 basis points, with other variables held constant.

As at December 31, 2023	100 Basis Point	100 Basis Point
($ millions)	Increase	Decrease
Variable rate instruments	(4)	4
Fair Values
The fair value of financial instruments utilizes a variety of valuation inputs. When measuring fair value, Pembina uses observable market data to the greatest extent possible. Depending on the nature of these valuation inputs, financial instruments are categorized as follows:
a.    Level 1
Level 1 fair values are based on inputs that are unadjusted observable quoted prices from active markets for identical assets or liabilities as at the measurement date.
b.    Level 2
Level 2 fair values are based on inputs, other than quoted market prices included in Level 1, that are either directly or indirectly observable. Level 2 fair value inputs include quoted forward market prices, time value, and broker quotes that are observable for the duration of the financial instrument's contractual term. These inputs are often adjusted for factors specific to the asset or liability, such as, location differentials and credit risk.
Financial instruments that utilize Level 2 fair valuation inputs, include derivatives arising from physical commodity forward contracts, commodity swaps and options, and forward interest rate and foreign-exchange swaps. In addition, Pembina’s loans and borrowings utilize Level 2 fair valuation inputs, whereby the valuation technique is based on discounted future interest and principal payments using the current market interest rates of instruments with similar terms.
c.    Level 3
Level 3 fair values utilize inputs that are not based on observable market data. Rather, various valuation techniques are used to develop inputs.
Financial instruments that utilize Level 3 fair valuation inputs include embedded derivative instruments arising from long-term power purchase agreements, whereby Pembina has purchased a proportionate interest of wind power. The fair value of these instruments is measured using a pricing and cash flow model that accounts for forward power prices, renewable wind power pricing discounts and differentials, and inflationary metrics. The rate used to discount the respective estimated cash flows is a government risk-free interest rate that is adjusted for an appropriate credit spread. The fair valuation of the embedded derivative instruments is judged to be a significant management estimate. These assumptions and inputs are susceptible to change and may differ from actual future developments. This estimation uncertainty could materially impact the quantified fair value; and therefore, the gains and losses on commodity-related derivative financial instruments.
As at December 31, 2023, a ten percent increase or decrease of wind power pricing discounts and forward power prices would increase or decrease earnings by $80 million (2022: $75 million) due to the resulting unrealized mark-to-market adjustment.
The carrying values of financial assets and liabilities in relation to their respective fair values, together with their appropriate fair value categorization are illustrated in the table below. Certain other non-derivative financial instruments measured at amortized cost, including cash and cash equivalents, trade receivables and other, trade payables and other, and other liabilities have been excluded since their carrying values are judged to approximate their fair values due to their nature and short maturity. These instruments would be categorized as Level 2 in the fair value hierarchy.

	2023				2022
As at December 31	Carrying Value	Fair Value			Carrying Value	Fair Value
($ millions)		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Financial assets carried at fair value
Derivative financial instruments(1)	80	—	51	29	129	—	92	37
Financial liabilities carried at fair value
Derivative financial instruments(1)	40	—	26	14	64	—	57	7
Contingent consideration(2)	39	—	—	39	49	—	12	37
Financial liabilities carried at amortized cost
Long-term debt(3)	10,499	—	9,989	—	10,600	—	9,590	—
(1)    At December 31, 2023 all derivative financial instruments are carried at fair value through earnings, except for $18 million in interest rate derivative financial assets that have been designated as cash flow hedges.
(2)    Included in trade payables and other. Under the terms of the agreements on Pembina's investment in the Cedar LNG Project, Pembina has commitments to make additional payments on a positive final investment decision. As at December 31, 2023, Pembina has met its commitments to fund development costs and annual operating budgets.
(3)    Carrying value of current and non-current balances. Includes loans and borrowings and subordinated hybrid notes.
Changes in fair value of the derivative net assets classified as Level 3 in the fair value hierarchy were as follows:

For the year ended December 31
($ millions)	2023	2022
Level 3 derivative net asset at January 1	30	11
(Loss) gain on commodity-related derivative financial instruments included in earnings	(15)	19
Level 3 derivative net asset at December 31	15	30
There were no transfers into or out of Level 3 during the year ended December 31, 2023.
Hedge Accounting
a.    Net Investment Hedges
Pembina has designated certain U.S. dollar denominated debt as a hedge of the Company's net investment in U.S. dollar denominated subsidiaries and investments in equity accounted investees. This hedging activity is in aid of Pembina’s risk management strategy for foreign exchange risk. The designated debt has been assessed as having no ineffectiveness as the U.S. dollar denominated debt has an equal and opposite exposure to U.S. dollar fluctuations. The designated debt is recorded in loans and borrowings on the Consolidated Statements of Financial Position and all related gains and losses are recorded directly in other comprehensive income.
The details of the U.S. dollar denominated debt are as follows:

For the years ended December 31 ($ millions)	2023	2022
Notional amount of U.S. debt designated (in U.S. dollars)	250	250
Carrying value of U.S. debt designated	330	337
Maturity date	2025	2025
b.    Cash Flow Hedges
Pembina has designated interest rate forward swaps as hedging instruments to manage interest rate risk exposure related to Credit Facilities. The designated interest rate forward swaps are recorded in derivative financial instruments on the Consolidated Statements of Financial Position and all related gains or losses are recorded directly in other comprehensive income, with realized gains or losses reclassified to net finance costs.
The details of the interest rate forward swap derivative instruments are as follows:

For the years ended December 31 ($ millions)	2023	2022
Notional amount of interest rate forward swaps	331	338
Carrying value of interest rate forward swaps	18	31
Maturity date	2025	2025
Gains and Losses on Derivative Instruments
Realized and unrealized losses (gains) on derivative instruments are as follows:

For the years ended December 31
($ millions)	2023	2022
Derivative instruments held at FVTPL(1)
Realized (gain) loss
Commodity-related	(11)	105
Foreign exchange	15	14
Unrealized loss (gain)
Commodity-related	32	(133)
Foreign exchange	(18)	12
Derivative instruments in hedging relationships
Interest rate loss (gain) recorded in other comprehensive income(2)	13	(23)
(1)    Realized and unrealized losses or gains on commodity derivative instruments held at FVTPL are included in loss (gain) on commodity-related derivative financial instruments in the Consolidated Statements of Earnings and Comprehensive Income. Realized and unrealized losses or gains on foreign exchange derivative instruments that are not designated as hedging instruments, but rather held at FVTPL, are included in net finance costs in the Consolidated Statements of Earnings and Comprehensive Income.
(2)     Unrealized losses or gains for designated cash flow hedges are recognized in impact of hedging activities in the Consolidated Statements of Earnings and Comprehensive Income, with realized losses or gains being reclassified to net finance costs. At December 31, 2023, the movement in other comprehensive income includes a realized gain of $16 million that was reclassified to net finance costs (2022: $5 million realized gain) (Note 22). No losses or gains have been recognized in net income relating to discontinued cash flow hedges.